Scudder Emerging Markets Growth Fund

                 Supplement to Statement of Additional Information dated January 1, 2000, as revised October 1, 2000

The following amends information on page 43, the eighth paragraph under the section "Investment Adviser" in the Fund's Statement of Additional Information:

The Fund's Board approved an amended and restated Investment Management Agreement effective October 2, 2000. The complete fee schedule is:

                                        Annual Investment
                                        -----------------
     Average daily net assets           Management fee rate
     ------------------------           -------------------

        First $500 million                     1.25%
      Exceeding $500 million                   1.20%

As of October 2, 2000, the Fund's net assets were approximately $77.9 million.




October 31, 2000